EXHIBIT B

NEITHER THIS DEBENTURE NOR THE SECURITIES INTO WHICH THIS DEBENTURE IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

                                                             Boca Raton, Florida
                                                                December 6, 2000

No. ST--

                                    $________

                                 AUTOINFO, INC.
                          12.00% CONVERTIBLE DEBENTURE
                              DUE DECEMBER 31, 2010

      THIS DEBENTURE is one of a series of duly authorized and issued debentures of AutoInfo, Inc., a Delaware corporation, having a principal place of business at 2061 N.W. 2nd Avenue, Suite 106, Boca Raton, Florida 33431 (the "Company"), designated as its 12.00% Convertible Debentures, due December 31, 2010, in the aggregate principal amount of _________ Dollars ($________) (the "Debentures").

      FOR VALUE RECEIVED, the Company promises to pay to the order of ____________, or its registered assigns (the "Holder"), the principal sum of Fifty Thousand Dollars ($50,000), on December 31, 2010 or such earlier date as the Debentures are required or permitted to be repaid as provided hereunder (the "Maturity Date") and to pay interest thereon at the rate of 12.00% per annum, payable in arrears on each Conversion Date (as defined herein) and on each March 31, June 30, September 30 and December 31 of each year during which this Debenture remains outstanding (for purposes of payment of interest, each Conversion Date and each quarterly date being an "Interest Payment Date"), in cash. Interest shall be calculated on the basis of a 360-day year of twelve thirty-day months and shall accrue daily (but compound annually) commencing on the Original Issue Date (as defined in Section 7) until payment (whether through conversion of all outstanding principal amount hereunder or otherwise) in full of the principal sum, together with all accrued and unpaid interest and other amounts which may become due hereunder, has been made. Interest hereunder will be paid to the Person (as defined in Section 7) in whose name this Debenture is registered on the records of the Company regarding registration and transfers of Debentures (the "Debenture Register").

      This Debenture is subject to the following additional provisions:

      Section 1. (a) This Debenture is exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration of transfer or exchange.

                  (b) This Debenture may be prepaid, in whole or in part, without premium or penalty, upon ninety (90) days prior written notice to the Holder; provided, however, that no such prepayment may be made unless simultaneously therewith, all of the Debentures are prepaid in the same proportion as the Debenture.

                  (c) At any time on or after December 31, 2003 the Holder may require that all or any portion of this Debenture be prepaid without premium or penalty upon ninety (90) days prior written notice to the Company.

      Section 2. This Debenture has been issued subject to certain investment representations of the original Holder and therefore its transfer or exchange to another Person is restricted. Prior to due presentment to the Company for transfer of this Debenture, the Company and any agent of the Company may treat the Person in whose name this Debenture is duly registered on the Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

      Section 3. Events of Default.

            (a) "Event of Default", wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

                  (i) any default in the payment of the principal of, interest on or any other amount due in respect of, any Debentures, free of any claim of subordination, by the fifth Business Day (as defined in Section 6) following the date the same shall become due and payable (whether on an Interest Payment Date or the Maturity Date, by acceleration or otherwise);

                  (ii) the Company shall fail to observe or perform any other covenant, agreement or warranty contained herein, and such failure or breach shall not have been remedied within twenty Business Days after the date on which notice of such failure or breach shall have been given;

                  (iii) the Company or any of its subsidiaries shall commence, or there shall be commenced against the Company or any such subsidiary, a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any subsidiary thereof or there is commenced against the Company or any subsidiary thereof any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of sixty days; or the Company or any subsidiary thereof is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company or any subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of sixty days; or the Company or any subsidiary thereof makes a general assignment for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company or any subsidiary thereof shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Company or any subsidiary thereof shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company or any subsidiary thereof for the purpose of effecting any of the foregoing; or

                  (iv) the Company shall default in any of its payment obligations under any other Debenture of any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of the Company in an amount exceeding five hundred thousand dollars ($500,000), whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable without such indebtedness having been discharged in full or any acceleration of such indebtedness having been rescinded or annulled in full within the applicable grace period.

            (b) If any Event of Default occurs, the full principal amount of this Debenture (and, at the Holder's option, all other Debentures then held by such Holder), together with interest and other amounts owing in respect thereof, to the date of acceleration shall become, at the Holder's election immediately due and payable in cash. Interest shall accrue on such amount from the seventh Business Day after such amount is due (being the date of an Event of Default) through the date of payment in full thereof at the rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law), to accrue daily from the date such payment is due hereunder through and including the date of payment. All Debentures for which the amount due hereunder shall have been paid in accordance herewith shall promptly be surrendered to or as directed by the Company. The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder.

No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

      Section 4. Conversion.

            (a) Conversion at Option of Holder. The Holder shall effect conversions hereunder by delivering to the Company by facsimile a completed conversion notice in the form attached as Exhibit A (a "Holder Conversion Notice") and delivery to the Company within two Trading Days thereafter of the principal amount of Debentures to be converted. Each Holder Conversion Notice shall specify the date on which such conversion is to be effected, which date may not be prior to the date such Holder Conversion Notice is deemed to have been delivered hereunder (a "Holder Conversion Date"). If no Holder Conversion Date is specified in a Holder Conversion Notice, the Holder Conversion Date shall be the date that such Holder Conversion Notice is deemed delivered hereunder. Subject to Section 4(b), each Holder Conversion Notice, once given, shall be irrevocable. If the Holder is converting less than all of the principal amount represented by the Debenture(s) tendered by the Holder with the Holder Conversion Notice, or if a conversion hereunder cannot be effected in full for any reason, the Company shall honor such conversion to the extent permissible hereunder and shall promptly deliver to such Holder (in the manner and within the time set forth in Section 4(e)) a new Debenture for such principal amount as has not been converted.

            (b) Conversion at Option of the Company.

                  (i) If the conditions set forth in this subsection are satisfied, the Company may require the conversion of all or a portion of the principal amount of the Debentures. The Company shall only have the right to require conversions hereunder if the Per Share Market Value as reported by Bloomberg L.P. (or any successor to its function of reporting share prices) exceeds $5.00 (subject to equitable adjustment in the event of stock splits and similar events) for twenty consecutive Trading Days while this Debenture is outstanding; provided that the Company has available sufficient unreserved and available shares of Common Stock to fulfill its share delivery requirements upon such conversion.

                  (ii) The Company shall exercise its right to require conversions under Section 4(b)(i) by delivering to the Holder a completed conversion notice in the form attached as Exhibit B (a "Company Conversion Notice"). Each of a Company Conversion Notice and a Holder Conversion Notice is sometimes referred to herein as a "Conversion Notice". Each Company Conversion Notice shall specify the principal amount of Debentures to be converted and the date on which such conversion is to be effected, which date may not be prior to the date such Company Conversion Notice is deemed to have been delivered hereunder (a "Company Conversion Date"). Each of a Company Conversion Date and a Holder Conversion Date is referred to herein as a "Conversion Date". If no Conversion Date is specified in a Company Conversion Notice, the Conversion Date shall be the date that such Company Conversion Notice is deemed delivered hereunder. Subject to the Holder's rights under Section 4(b), the conversion subject to each Company Conversion Notice, once given, shall be irrevocable. Not more than three Trading Days following receipt of the Company

Conversion Notice, the Holder shall deliver to the Company the principal amount of Debentures subject to such Company Conversion Notice against receipt of the Underlying Shares. If the Company is requiring conversion of less than the full principal amount represented by the Debenture(s) tendered by the Holder following a Company Conversion Notice, or if a conversion hereunder cannot be effected in full for any reason, the Company shall honor such conversion to the extent permissible hereunder and shall promptly deliver to such Holder (in the manner and within the time set forth in Section 4(e)) a new Debenture for such principal amount as has not been converted.

      (c) Number of Underlying Shares Issuable Upon Conversion. The number of shares of Common Stock issuable upon a conversion hereunder shall be the sum of
(i) the quotient obtained by dividing (x) the principal amount of this Debenture to be converted plus any and all accrued but unpaid interest thereon and (y) the Conversion Price (as defined herein).

            (d) Delivery of Certificates. Not later than five Trading Days after any Conversion Date (a "Delivery Date"), the Company will deliver to the Holder
(A) a certificate or certificates representing the number of shares of Common Stock being acquired upon the conversion of Debentures, (B) Debentures in a principal amount equal to the principal amount of Debentures not converted, and
(C) a bank check in the amount of accrued and unpaid interest, provided, that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon conversion of the principal amount of Debentures until Debentures are delivered for conversion to the Company, or the Holder notifies the Company that such Debentures have been lost, stolen or destroyed and provides a bond (or other adequate security) reasonably satisfactory to the Company to indemnify the Company from any loss incurred by it in connection therewith.

      (e) Conversion Price; Adjustment. The Conversion Price of the Debentures on any Conversion Date (the "Conversion Price") shall equal $0.25, subject to adjustment as provided for in subsection (i) through (viii) below.

            (i) If the Company, at any time while any Debentures are outstanding, (a) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (other than PIK dividend preferred stock), (b) subdivide outstanding shares of Common Stock into a larger number of shares, (c) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (d) issue by reclassification of shares of the Common Stock any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

            (ii) If the Company, at any time while any Debentures are outstanding, shall issue rights, options or warrants to all holders of Common Stock (and not to Holders) entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Conversion Price in effect at the record date mentioned below, then the Conversion Price shall be multiplied by a fraction, of which the denominator shall be the number of shares of the Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at the Conversion Price. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants. However, upon the expiration of any such right, option or warrant to purchase shares of the Common Stock the issuance of which resulted in an adjustment in the Conversion Price pursuant to this Section, if any such right, option or warrant shall expire and shall not have been exercised, the Conversion Price shall immediately upon such expiration be recomputed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the Conversion Price made pursuant to the provisions of this Section after the issuance of such rights or warrants) had the adjustment of the Conversion Price made upon the issuance of such rights, options or warrants been made on the basis of offering for subscription or purchase only that number of shares of the Common Stock actually purchased upon the exercise of such rights, options or warrants actually exercised.

            (iii) If the Company, at any time while Debentures are outstanding, shall distribute to all holders of Common Stock (and not to Holders) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security, then in each such case the Conversion Price at which Debentures shall thereafter be convertible shall be determined by multiplying the Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Per Share Market Value determined as of the record date mentioned above, and of which the numerator shall be such Per Share Market Value on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holders of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

            (iv) In case of any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, the Holders shall have the right thereafter to, at their option, (A) convert the then outstanding principal amount, together with all accrued but unpaid interest and any other amounts then owing hereunder in respect of this Debenture only, into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of the Common Stock following such reclassification or share exchange, and the Holders of the Debentures shall be entitled upon such event to receive such amount of securities, cash or property as the shares of the Common Stock of the Company into which the then outstanding principal amount, together with all accrued but unpaid interest and any other amounts then owing hereunder in respect of this Debenture could have been converted immediately prior to such reclassification or share exchange would have been entitled.

            (v) All calculations under this Section 4 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. No adjustments in the Conversion Price shall be required if such adjustment is less than $0.01, provided, however, that any adjustments which by reason of this Section are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

            (vi) Whenever the Conversion Price is adjusted pursuant hereto, the Company shall promptly mail to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

            (vii) If (A) the Company shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of the Debentures, and shall cause to be mailed to the Holders at their last addresses as they shall appear upon the stock books of the Company, at least twenty calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. Holders are entitled to convert Debentures during the twenty-day period commencing the date of such notice to the effective date of the event triggering such notice.

            (viii) In case of any (1) merger or consolidation of the Company with or into another Person, or (2) sale by the Company of more than one-half of the assets of the Company (based upon then fair market value) in one or a series of related transactions, a Holder shall have the right to (A) require prepayment of the outstanding principal and accrued but unpaid interest of this Debenture, or (B) convert its aggregate principal amount of Debentures then outstanding into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such merger, consolidation or sale, and such Holder shall be entitled upon such event or series of related events to receive such amount of securities, cash and property as the shares of Common Stock into which such aggregate principal amount of Debentures could have been converted immediately prior to such merger, consolidation or sales would have been entitled, or (C) in the event that the Holder shall have elected under clause (A) above and the Company shall not have failed to pay the amounts due by the second Business Day prior to the closing of such transaction, or shall have indicated its intention to do so, then in the case of a merger or consolidation at the closing thereof,
      (x) require the surviving entity to issue shares of convertible preferred stock or convertible debentures with such aggregate stated value or in such face amount, as the case may be, equal to the aggregate principal amount of Debentures then held by such Holder, plus all accrued and unpaid interest and other amounts owing thereon, which newly issued shares of preferred stock or debentures shall have terms identical (including with respect to conversion) to the terms of this Debenture (except, in the case of preferred stock, as may be required to reflect the differences between equity and debt) and shall be entitled to all of the rights and privileges of a Holder of Debentures set forth herein and the agreements pursuant to which the Debentures were issued (including, without limitation, as such rights relate to the acquisition, transferability, registration and listing of such shares of stock other securities issuable upon conversion thereof), and (y) simultaneously with the issuance of such convertible preferred stock or convertible debentures, shall have the right to convert such instrument only into shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such merger or consolidation. In the case of clause (C), the conversion price applicable for the newly issued shares of convertible preferred stock or convertible debentures shall be based upon the amount of securities, cash and property that each share of Common Stock would receive in such transaction and the Conversion Price in effect immediately prior to the effectiveness or closing date for such transaction. The terms of any such merger, sale or consolidation shall include such terms so as to continue to give the Holders the right to receive the securities, cash and property set forth in this Section upon any conversion or redemption following such event. This provision shall similarly apply to successive such events.

      (f) The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of the Debentures and payment of interest on the Debentures, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holders, not less than such number of shares of the Common Stock as shall (subject to any additional requirements of the Company as to reservation of such shares set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 4(b)) upon the conversion of the outstanding principal amount of the Debentures and payment of interest hereunder. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid, nonassessable.

      (g) Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of shares of the Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the Per Share Market Value at such time. If the Company elects not, or is unable, to make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

      (h) The issuance of certificates for shares of the Common Stock on conversion of the Debentures shall be made without charge to the Holders thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such Debentures so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

(i) Any and all notices or other communications or deliveries to be provided by the Holders hereunder, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service or sent by certified or registered mail, postage prepaid, addressed to the Company, at 2061 N.W. 2nd Avenue, Suite 106, Boca Raton, Florida 33431, Facsimile No.: (561) 361-8212, attention President, or such other address or facsimile number as the Company may specify for such purposes by notice to the Holders delivered in accordance with this Section, with a copy to (other than for Conversion Notices) to Morse, Zelnick, Rose & Lander LLP, 450 Park Avenue, Suite 902, New York, New York 10022. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service or sent by certified or registered mail, postage prepaid, addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) four days after deposit in the United States mail, (iv) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (v) upon actual receipt by the party to whom such notice is required to be given.

      Section 5. Unconditional Obligation. Except as expressly provided herein, no provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, interest and liquidated damages (if any) on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture is a direct obligation of the Company. This Debenture ranks pari passu with all other Debentures now or hereafter issued under the terms set forth herein. As long as there are Debentures outstanding, the Company shall not and shall cause it subsidiaries not to, without the consent of the Holders, (i) amend its certificate of incorporation, bylaws or other charter documents so as to adversely affect any rights of the Holders (creation of a class of preferred stock that does not otherwise alter the relative rights, preferences or terms of this Debenture or otherwise breach other provisions of the Transaction Documents will not violate this clause); or (ii) enter into any agreement with respect to the foregoing.

      Section 6. Definitions. For the purposes hereof, the following terms shall have the following meanings:

            "Business Day" means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

            "Commission" means the Securities and Exchange Commission.

            "Common Stock" means the common stock, par value $.001 per share, of the Company and stock of any other class into which such shares may hereafter have been reclassified or changed.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Original Issue Date" shall mean the date of the first issuance of the Debentures regardless of the number of transfers of any Debenture and regardless of the number of instruments which may be issued to evidence such Debenture.

            "Per Share Market Value" means on any particular date (a) the closing bid price per share of Common Stock on such date on the NASDAQ, or if there is no such price on such date, then the closing bid price on the NASDAQ on the date nearest preceding such date, or (b) if the shares of Common Stock are not then listed or quoted on a NASDAQ, the closing sale or bid price, as applicable, for a share of Common Stock on a Subsequent Market, at the close of business on such date, or (c) if the shares of Common Stock are not then listed or quoted on a Subsequent Market, then the average of the "bulletin board" quotes on such date, as determined in good faith by the Holder, or (d) if the shares of Common Stock are not then publicly traded the fair market value of a share of Common Stock as determined by an Appraiser selected in good faith by the Holders of a majority in interest of the principal amount of Debentures then outstanding.

            "Person" means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

            "Securities Act" means the Securities Act of 1933, as amended.

            "Trading Day" means (a) a day on which the shares of Common Stock are traded on a The Nasdaq NMS, or (b) if the shares of Common Stock are not listed on The Nasdaq NMS, a day on which the shares of Common Stock are traded on a Subsequent Market, or (c) if the shares of Common Stock are not quoted on the NASDAQ or any Subsequent Market, a day on which the shares of Common Stock are quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided that in the event that the shares of Common Stock are not listed or quoted as set forth in (a), (b) and (c) hereof, then Trading Day shall mean any Business Day.

            "Underlying Shares" means the shares of Common Stock issuable upon conversion of Debentures.

      Section 7. This Debenture shall not entitle the Holder to any of the rights of a stockholder of the Company, including, without limitation, the right to vote, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Company, unless and to the extent converted into shares of Common Stock in accordance with the terms hereof.

      Section 8. If this Debenture shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Debenture, or in lieu of or in substitution for a lost, stolen or destroyed debenture, a new Debenture for the principal amount of this Debenture so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Debenture, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Company.

      Section 9. No current indebtedness of the Company is, and no future indebtedness of the Company will be, senior to this Debenture in right of payment, whether with respect to interest, damages or upon liquidation or dissolution or otherwise other than Senior Indebtedness (as defined below), indebtedness secured by purchase money security interests (which will be senior as to the underlying asset covered thereby) and capital lease obligations (which will be senior as to the property covered thereby).

      Section 10. Subordination. This Debenture and the indebtedness evidenced hereby, including the principal and interest and any renewals or extensions thereof, shall at all times be wholly subordinate and junior in right of payment to the prior payment in full of all Superior Indebtedness, whether outstanding on the date hereof or hereafter created, all in the manner and with the force and effect hereinafter set forth.

      For the purposes hereof, "Superior Holders" shall mean any holders of the "Superior Indebtedness," and "Superior Indebtedness" shall mean all indebtedness of the Company whether absolute or contingent, direct or indirect, for principal, premium, if any, and interest (including any interest accruing subsequent to the commencement of bankruptcy, insolvency or similar proceedings, whether or not such interest is an allowable claim in any such proceedings) outstanding at any time, payable to any bank, financial institution or other institutional investor in each case not affiliated with the Company.

      Upon any payment or distribution of assets of the Company of any kind or character, whether in cash, securities or other property to creditors upon any dissolution or winding up or total or partial liquidation or reorganization or readjustment of the Company, whether voluntary or involuntary, in bankruptcy, insolvency, receivership or other cases or proceedings, all principal of, premium, if any, and interest due or to become due upon all Superior Indebtedness shall first be paid in full before the Holder shall be entitled to receive any assets so paid or distributed; and upon any such dissolution or winding up or liquidation or reorganization or readjustment, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities to which the Holder would be entitled except for the provisions of this paragraph, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of this Debenture, shall be paid or distributed by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution directly to the Superior Holders (pro rata to each such Superior Holder on the basis of the respective amounts of Superior Indebtedness held by such Superior Holder) or their representatives, to the extent necessary to pay all Superior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the Superior Holders, before any payment or distribution in respect to this Debenture (for principal, premium, if any, or interest) is made to the Holder.

      If any payment or distribution of any character, whether in cash, property or securities including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of this Debenture, shall be received by the Holder in contravention of any of the terms of this Debenture and before all the Superior Indebtedness shall have been paid in full, such payment or distribution shall be held in trust by the Holder for the benefit of the Superior Holders and shall forthwith be paid over or delivered and transferred to the Superior Holders (pro rata to each such Superior Holder on the basis of the respective amounts of Superior Indebtedness held by such Superior Holder) or their representatives, to the extent necessary to pay all Superior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the Superior Holders.

      The foregoing subordination shall apply, notwithstanding the availability of any collateral to the Superior Holders or the actual date and time of execution, delivery, recordation, filing or perfection of the Superior Holders' interest in collateral, or the lien or priority of payment thereof, and notwithstanding the fact that any monies owed to the Superior Holders or any claim for the Superior Indebtedness is declared to be fraudulent or preferential, subordinated, avoided, set aside or disallowed, in whole or in part, pursuant to Title 11 of the United States Code (the "Bankruptcy Code") or other applicable federal or state law. In the event of a proceeding, whether voluntary or involuntary, for insolvency, liquidation, reorganization, dissolution, bankruptcy or other similar proceeding pursuant to the Bankruptcy Code or other applicable federal or state law, the Superior Indebtedness shall include all fees and interest accrued on the Superior Indebtedness in accordance with and at the rates specified in the documents underlying and evidencing the Superior Indebtedness, both for periods before and for periods after the commencement of any of such proceedings, even if the claims for such fees or interest are not allowed pursuant to applicable law.

      Section 11. This Debenture shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflicts of laws thereof. The Company and the Holder hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Palm Beach County, Florida, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper. Each of the Company and the Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under this instrument and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

      Section 12. Any waiver by the Company or the Holder of a breach of any provision of this Debenture shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture. The failure of the Company or the Holder to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture. Any waiver must be in writing.

      Section 13. If any provision of this Debenture is invalid, illegal or unenforceable, the balance of this Debenture shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder shall violate applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest.

      Section 15. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
                             SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the Company has caused this Convertible Debenture to be duly executed by a duly authorized officer as of the date first above indicated.

                                          AutoInfo, Inc.


                                          By: _________________________________
                                              Name:  William Wunderlich
                                              Title: Chief Financial Officer

                                    EXHIBIT A

                            HOLDER CONVERSION NOTICE

(To be Executed by the Registered Holder in order to Convert the Debenture)

The undersigned hereby elects to convert the attached Debenture into shares of the Common Stock (the "Common Stock") of AutoInfo, Inc. (the "Company") according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

Conversion calculations:      __________________________________________________
                              Date to Effect Conversion

                              --------------------------------------------------
                              Principal Amount of Debentures to be Converted

                              --------------------------------------------------
                              Number of shares of Common Stock to be Issued

                              --------------------------------------------------
                              Applicable Conversion Price


                              --------------------------------------------------
                              Signature

                              --------------------------------------------------
                              Name

                              --------------------------------------------------
                              Address

                                    EXHIBIT B

                            COMPANY CONVERSION NOTICE

(To be Executed by the Company to Require
Conversion of Debentures)

The undersigned authorized officer of the AutoInfo, Inc. (the "Company") hereby requires the conversion of the principal amount of the Company's Debentures held by the registered holder addressee hereof of the Company's Common Stock (the "Common Stock") pursuant to the conditions of the Dentures as of the date written below. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

Conversion calculations:           _____________________________________________
                                   Date to Effect Conversion

                                   ---------------------------------------------
                                   Principal Amount of Debentures to be
                                   Converted

                                   ---------------------------------------------
                                   Number of shares of Common Stock to be Issued

                                   ---------------------------------------------
                                   Applicable Conversion Price


                                   ---------------------------------------------
                                   Signature

                                   ---------------------------------------------
                                   Name and Office


                                       2